UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2011

MSCI Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Chase Manhattan Plaza, 44th Floor, New York, NY 10005	10005
(Address of principal executive offices)	(Zip Code)

(212) 804-3900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with its proposed repricing of its existing $1.2 billion senior secured term loan, MSCI Inc. (“MSCI”) disclosed its total pro forma stock- based compensation expense for fiscal years 2010 and 2009 and fourth quarters 2010 and 2009.  Pro forma expenses are presented as if MSCI had acquired RiskMetrics Group Inc. (“RiskMetrics”) on December 1, 2008.

Total pro forma stock-based compensation expense was $37.3 million in fiscal year 2010.  The components of pro forma fiscal year 2010 stock-based compensation are as follows:  $12.4 million of non-recurring stock-based compensation, $3.0 million of stock-based expense accounted for as part of restructuring costs, $16.9 million of other stock-based compensation incurred by MSCI and $5.0 million of stock-based compensation incurred by RiskMetrics during its fiscal fourth 2009 and fiscal first quarter 2010.

In the fourth quarter of fiscal year 2010, total pro forma stock-based compensation expense was $9.3 million. The components of pro forma fourth quarter 2010 stock-based compensation are as follows:  $4.0 million of non-recurring stock-based compensation, $0.5 million of stock-based expense accounted for as part of restructuring costs and $4.8 million of other stock-based compensation.

Total pro forma stock-based compensation expense was $44.2 million in fiscal year 2009.  The components of pro forma fiscal year 2009 stock-based compensation are as follows:  $26.7 million of non-recurring stock-based compensation, $8.5 million of other stock-based compensation incurred by MSCI and $9.0 million of stock-based compensation incurred by RiskMetrics during its fiscal year 2009.

In the fourth quarter of fiscal year 2009, total pro forma stock-based compensation expense was $12.7 million. The components of pro forma fourth quarter 2009 stock-based compensation are as follows:  $6.3 million of non-recurring stock-based compensation, $3.8 million of other stock-based compensation incurred by MSCI and $2.6 million of stock-based compensation incurred by RiskMetrics.

The information disclosed in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: March 2, 2011	By:	/s/ David Obstler
	Name:	David Obstler
	Title:	Chief Financial Officer